UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2021

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 8.01OTHER EVENTS

On February 22, 2021, Mid Penn Bancorp, Inc. (“Mid Penn” or the “Corporation”) (NASDAQ: MPB), the parent company of Mid Penn Bank, reported that through February 18, 2021 it had received 2021 Paycheck Protection Program (“PPP”) loan funding approvals through the Small Business Administration (“SBA”), and made subsequent loan disbursements, for 2,047 business customers totaling more than $290 million in loans.  These businesses collectively employ more than 26,000 individuals.  The 2021 PPP application window remains open as of the date of this report, and Mid Penn is continuing to process existing applications for loans that have not yet been approved or disbursed, and is continuing to receive new applications for submission to the SBA for additional PPP loan support of customers.

The PPP loans, which are 100 percent guaranteed by the SBA, have up to a five-year term to maturity and carry a low interest rate of 1 percent throughout the loan term.  The SBA may forgive the PPP loans if the proceeds are used for designated purposes, with the primary intended use being payroll costs.  Based upon the 2021 PPP loans originated through Mid Penn Bank through the date of this report, the Corporation expects to realize $12.8 million of processing fees.  Additional fees will be realized for PPP loans approved and disbursed subsequent to the date of this filing.

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, and oral statements made regarding the subjects of this Current Report on Form 8-K, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions.  These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. For a list of factors which could cause results to differ materially from such forward-looking statements, see Mid Penn’s filings with the SEC, including those risk factors identified in the "Risk Factors" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequently filed Form 10-Qs for calendar quarter ends during the year ended December 31, 2020. The statements in this Current Report on Form 8-K are made as of the date hereof, even if subsequently made available by Mid Penn on its website or otherwise. Mid Penn assumes no obligation for updating any such forward-looking statements at any time, except as required by law.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press release, dated February 22, 2021, of Mid Penn Bancorp, Inc.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: February 22, 2021	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer